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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Wilbur H. Gantz and Alan R. Meyer, or any one of them, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place, and stead, in any and all capacities, to sign any and all pre- or post-effective amendments to Registration Statement on Form S-8 relating to the PathoGenesis Corporation 1999 Employee Stock Option and the PathoGenesis Corporation Employee Stock purchase Plan, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or their, his/her substitutes, may lawfully do or cause to be done by virtue hereof.

     SIGNATURE                            TITLE                 DATE
     ---------                            -----                 ----

/s/ Wilbur H. Gantz          Chairman, Chief Executive         July 13, 2000
---------------------------
Wilbur H. Gantz              Officer, President and Director
                             (Principal Executive Officer)

/s/ Alan R. Meyer            Executive Vice President, Chief   July 13, 2000
---------------------------
Alan R. Meyer                Financial Officer and Director
                             (Principal Financial and
                             Accounting Officer)

/s/ John Gordon              Director)                         July 13, 2000
---------------------------
John Gordon

/s/ Elizabeth M. Greetham    Director)                         July 13, 2000
---------------------------
Elizabeth M. Greetham

/s/ Michael J. Montgomery    Director)                         July 13, 2000
---------------------------
Michael J. Montgomery

/s/ Arthur W. Nienhuis       Director)                         July 13, 2000
---------------------------
Arthur W. Nienhuis

/s/ Talat M. Othman          Director)                         July 13, 2000
---------------------------
Talat M. Othman
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/s/ Eugene L. Step           Director)                         July 13, 2000
---------------------------
Eugene L. Step

/s/ James R. Tobin           Director)                         July 13, 2000
---------------------------
James R. Tobin

/s/ Fred Wilpon              Director)                         July 13, 2000
---------------------------
Fred Wilpon